Exhibit 99.2

GOVERNMENT PROPERTIES

INCOME TRUST

Second Quarter 2009

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except as noted.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•	THE CREDIT QUALITY OF OUR TENANTS,

•	THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•	OUR FUTURE ACQUISITION AND SALE OF PROPERTIES,

•	OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•	OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS AND THE EXPECTED AMOUNTS THEREOF,

•	OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•	THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

•	OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL, AND

•	OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•	CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•	COMPETITION WITHIN THE REAL ESTATE INDUSTRY, AND

•	CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, GOVERNMENTAL REGULATIONS, ACCOUNTING TREATMENT, TAX LAWS AND SIMILAR MATTERS.

FOR EXAMPLE:

•

IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•	WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

•	OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS, AND

•	OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR PROSPECTUS DATED JUNE 2, 2009, UNDER “RISK FACTORS”, WHICH IS ACCESSIBLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

COMPANY PROFILE

The Company:

Government Properties Income Trust, or GOV, is a real estate investment trust, or REIT, which primarily owns buildings majority leased to government tenants located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of June 30, 2009, we owned approximately 3.3 million square feet comprising 29 properties, of which 25 are primarily leased to the U.S. Government and 4 are leased to the state governments of California, Maryland, Minnesota and South Carolina.  GOV was formed in February 2009 and became a public company on June 8, 2009.

Strategy:

Our primary business strategy is to maintain our properties, seek to renew our leases as they expire, selectively acquire additional properties that are majority leased to government tenants and to pay distributions to shareholders.  As current leases expire, we will attempt to renew our leases with our existing tenants or enter into leases with new tenants, in both circumstances at rents which are equal to or greater than the rents we now receive.  Our ability to renew leases with our existing tenants or to enter into new leases with new tenants and the rents we are able to charge will be dependent in large part upon market conditions which are generally beyond our control.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

GOV is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of June 30, 2009, RMR managed one of the largest portfolios of publicly owned real estate in the North America, including nearly 1,350 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 570 employees in its headquarters and regional offices located throughout the country.  In addition to managing GOV, RMR also manages HRPT Properties Trust, or HRP, a publicly traded REIT that owns office and industrial properties, our former 100% parent company which continues to own approximately 46.4% of our outstanding shares.  RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to Travel Centers of America, LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16.3 billion as of June 30, 2009.  We believe that being managed by RMR is a competitive advantage for GOV because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to GOV at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 219-1440

(f)  (617) 796-8267

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — GOV

Portfolio Data (as of 6/30/09):

Total properties	29
Total sq. ft. (000s)	3,304
Percent leased	99.3%

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Barbara D. Gilmore
Independent Trustee

Senior Management

Adam D. Portnoy	David M. Blackman
President	Treasurer & Chief Financial Officer

Contact Information

Investor Relations Government Properties Income Trust 400 Centre Street Newton, MA 02458 (t) (617) 219-1440 (f) (617) 796-8267 (e-mail) info@govreit.com (website) www.govreit.com

Inquiries

Financial inquiries should be directed to David M. Blackman, Treasurer and Chief Financial Officer, at (617) 219-1440 or dblackman@govreit.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Director of Investor Relations, at (617) 796-8222 or tbonang@govreit.com, or Katherine L. Johnston, Manager of Investor Relations, at (617) 796-8222 or kjohnston@govreit.com.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

RESEARCH COVERAGE

Equity Research Coverage

B.G.B. Securities	Banc of America Merril Lynch Research
David Shapiro	James Feldman
(703) 528-5782	(212) 449-6255

Morgan Keegan	RBC Capital Markets
Jason Payne	David Rodgers
(901) 531-3327	(440) 715-2647

Wells Fargo Securities
Brendan Maiorana
(443) 263-6516

GOV is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding GOV’s performance made by these analysts do not represent opinions, forecasts or predictions of GOV or its management.  GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts .

FINANCIAL INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2009

Shares Outstanding:
Common shares outstanding (at end of period)	21,450	9,950
Weighted average common shares outstanding (2)	12,384	4,754

Common Share Data:
Price at end of period	$20.53
High during period	$20.53
Low during period	$17.76

Selected Balance Sheet Data:
Total assets	$412,023	$417,159	$419,774	$423,986	$424,053
Total liabilities	$52,420	$5,515	$6,321	$8,682	$8,399
Gross book value of real estate assets (3)	$502,696	$502,330	$502,269	$500,763	$500,258
Total debt / gross book value of real estate (3)	8.7%	0.0%	0.0%	0.3%	0.4%

Book Capitalization:
Total debt	$43,875	$—	$134	$1,537	$1,931
Plus: total stockholders’ equity	359,603	411,644	413,453	413,304	415,654
Total book capitalization	$403,478	$411,644	$413,587	$414,841	$417,585
Total debt / total book capitalization	10.9%	0.0%	0.0%	0.4%	0.5%

Market Capitalization:
Total debt (book value)	$43,875
Plus: market value of common shares (at end of period)	440,369
Total market capitalization	$484,244
Total debt / total market capitalization	9.1%

Selected Income Statement Data:
Rental income	$19,405	$19,243	$19,468	$18,438	$18,862
EBITDA (4)	$12,026	$12,079	$11,795	$10,804	$11,906
Property net operating income (NOI) (5)	$12,857	$12,817	$12,536	$11,544	$12,689
NOI margin (6)	66.3%	66.6%	64.4%	62.6%	67.3%
Net income	$5,869	$8,515	$8,169	$7,227	$8,340
Funds from operations (FFO) (7)	$9,666	$12,079	$11,781	$10,778	$11,860

Per Share Data:
Net income	$0.47	$1.79
FFO (7)	$0.78	$2.54

Coverage Ratios:
EBITDA (4) / interest expense	5.1x	nm	nm	nm	nm

(1)	GOV became a public company on June 8, 2009 and will declare and pay its first quarterly dividend when it declares and pays its dividend for Q3 2009.
(2)	GOV was formed in February 2009 and has no outstanding share equivalents, such as units, convertible debt or stock options.
(3)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(4)	See page 13 for calculation of EBITDA.
(5)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.
(7)	See page 15 for calculation of FFO and FFO per share.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of	As of
	6/30/2009	12/31/2008
		(audited)
ASSETS
Real estate properties:
Land	$65,719	$65,719
Buildings and improvements	425,183	424,756
	490,902	490,475
Accumulated depreciation	(106,070)	(100,034)
	384,832	390,441

Acquired real estate leases, net	9,252	10,071
Cash and cash equivalents	451	97
Restricted cash	—	1,334
Rents receivable	6,872	14,593
Deferred leasing costs, net	1,538	1,757
Deferred financing costs, net	6,458	—
Due from affiliates	943	—
Other assets, net	1,677	1,481
Total assets	$412,023	$419,774

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgage notes payable	$—	$134
Secured revolving credit facility	43,875	—
Accounts payable and accrued expenses	5,795	3,036
Acquired real estate lease obligations, net	2,750	3,151
Total liabilities	52,420	6,321

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 25,000,000 shares authorized; 21,450,000 shares issued and outstanding	215	—
Additional paid in capital	357,444	—
Cumulative net income	1,944	—
Ownership interest	—	413,453
Total shareholders’ equity	359,603	413,453
Total liabilities and shareholders’ equity	$412,023	$419,774

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Rental income (1)	$19,405	$18,862	$38,648	$37,519

Expenses:
Real estate taxes	2,113	1,982	4,219	3,940
Utility expenses	1,523	1,398	3,044	2,909
Other operating expenses	2,912	2,842	5,711	5,672
Depreciation and amortization	3,797	3,520	7,361	7,018
General and administrative	873	746	1,613	1,492
Total expenses	11,218	10,488	21,948	21,031

Operating income	8,187	8,374	16,700	16,488

Interest income	42	12	44	25
Interest expense (including amortization of deferred financing fees of $427, $ - , $427 and $-, respectively)	(2,360)	(46)	(2,360)	(102)
Net income	$5,869	$8,340	$14,384	$16,411

Weighted average common shares outstanding	12,384	—	8,590	—

Earnings per common share:
Net income	$0.47	N/A	$1.67	N/A

Additional Data:
General and administrative expenses / rental income	4.50%	3.96%	4.17%	3.98%
General and administrative expenses / total assets (at end of period)	0.21%	0.18%	0.39%	0.35%

Non cash straight line rent adjustments (FAS 13) (1)	$(109)	$(12)	$(225)	$(29)
Lease value amortization (FAS 141) (1)	$(209)	$(209)	$(418)	$(387)
Lease termination fees included in rental income	$—	$—	$—	$—
Capitalized interest expense	$—	$—	$—	$—

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Cash flows from operating activities:
Net income	$5,869	$8,340	$14,384	$16,411
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	4,139	3,434	7,617	6,835
Change in assets and liabilities:
Decrease in restricted cash	—	609	1,334	46
Increase in deferred leasing costs	—	(163)	—	(294)
Increase (decrease) in accounts receivable	189	(73)	(326)	(306)
(Increase) decrease in other assets	(361)	1,115	(196)	1,549
(Decrease) increase in accounts payable and accrued expenses	(788)	775	(1,072)	133
Increase in due to affiliates	(1,343)	—	(1,343)	—
Cash provided by operating activities	7,705	14,037	20,398	24,374

Cash flows from investing activities:
Real estate acquisitions and improvements	(407)	(335)	(1,176)	(1,118)
Cash provided used for investing activities	(407)	(335)	(1,176)	(1,118)

Cash flows from financing activities:
Repayment of mortgage loans	—	(1,277)	(134)	(1,661)
Borrowings on secured credit facility	272,000	—	272,000	—
Costs of establishing secured credit facility	(6,235)	—	(6,235)	—
Payments on secured credit facility	(228,125)	—	(228,125)	—
Proceeds from issuance of common stock, net	209,389	—	209,389	—
Equity distributions	(255,442)	(12,784)	(265,763)	(21,304)
Cash used for financing activities	(8,413)	(14,061)	(18,868)	(22,965)

(Decrease) Increase in cash and cash equivalents	(1,115)	(359)	354	291
Cash and cash equivalents at beginning of period	1,566	716	97	66
Cash and cash equivalents at end of period	$451	$357	$451	$357

Supplemental cash flow information:
Interest paid	$1,932	$91	$1,932	$111

Non-cash operating activities
Equity distributions	$8,047	$—	$8,047	$—

Non-cash financing activities:
Costs of establishing credit facility	$650	$—	$650	$—
Costs for issuance of common stock	3,813	—	3,813	—

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income	$5,869	$8,340	$14,384	$16,411
Plus: interest expense	2,360	46	2,360	102
Plus: depreciation and amortization	3,797	3,520	7,361	7,018
EBITDA	$12,026	$11,906	$24,105	$23,531

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense, if any, and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest expense and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Calculation of NOI:
Rental income (1)	$19,405	$18,862	$38,648	$37,519
Operating expenses	(6,548)	(6,222)	(12,974)	(12,521)
Property net operating income (NOI)	$12,857	$12,640	$25,674	$24,998

Reconciliation of NOI to Net Income:

Property net operating income	$12,857	$12,640	$25,674	$24,998
Depreciation and amortization	(3,797)	(3,520)	(7,361)	(7,018)
General and administrative	(873)	(746)	(1,613)	(1,492)
Operating income	8,187	8,374	16,700	16,488

Interest income	42	12	44	25
Interest expense	(2,360)	(46)	(2,360)	(102)
Net income	$5,869	$8,340	$14,384	$16,411

(1)

Includes non cash straight line rent of approximately ($109,000) and ($12,000) for the three months ended June 30, 2009 and 2008, respectively and ($225,000) and ($29,000) for the six months ended June 30, 2009 and 2008, respectively.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual and company wide property level performance.  NOI excludes certain components from the calculation of net income in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available or cash flow from operating activities as a measure of financial performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income (1)	$5,869	$8,340	$14,384	$16,411
Plus: depreciation and amortization	3,797	3,520	7,361	7,018
FFO available for common shareholders	$9,666	$11,860	$21,745	$23,429

Weighted average common shares outstanding	12,384	—	8,590	—

FFO available for common shareholders per share	$0.78	N/A	$2.53	N/A

(1)

Includes non cash straight line rent of approximately ($109,000) and ($12,000) for the three months ended June 30, 2009 and 2008, respectively and ($225,000) and ($29,000) for the six months ended June 30, 2009 and 2008, respectively.

We compute FFO as shown above.  Our calculation of FFO is consistent with the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our secured revolving credit facility, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

DEBT SUMMARY

(dollars in thousands)

		Interest	Principal	Maturity	Due at	Years to
		Rate	Balance	Date	Maturity	Maturity

$250 million secured revolving credit facility	(LIBOR, subject to a 2.00% floor, or another specified index plus a margin, which varies based upon our leverage)	5.25%	$43,875	4/24/2012	$43,875	2.8

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

LEVERAGE RATIOS AND COVERAGE RATIOS

	As of and For the Three Months Ended
	6/30/2009

Leverage Ratios:

Total debt / total assets	10.6%
Total debt / gross book value of real estate assets (1)	8.7%
Total debt / total market capitalization	9.1%
Total debt / total book capitalization	10.9%
Secured debt / total assets	10.6%

Coverage Ratios:

EBITDA / interest expense	5.1	x

(1)         Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Tenant improvements (TI)	$233	$555	$79	$465	$173
Leasing costs (LC)	—	—	210	22	164
Total TI and LC	233	555	289	487	337

Building improvements (1)	133	23	24	—	24
Development, redevelopment and other activities (2)	—	—	236	—	16
Total capital improvements, including TI and LC	$366	$578	$549	$487	$377

Sq. ft. beginning of period	3,304	3,304	3,294	3,294	3,294
Sq. ft. end of period (3)	3,304	3,304	3,304	3,294	3,294
Average sq. ft. during period	3,304	3,304	3,299	3,294	3,294

Building improvements per average sq. ft. during period	$0.04	$0.01	$0.01	$—	$0.01

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components, and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.
(3)	Sq. ft. changes resulted from the acquisition of an approximately 10,000 sq. ft. property.

PROPERTY AND LEASING INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

PROPERTY SCHEDULE

(dollars in thousands)

					% NOI
					Three Months
	Location	Sq Ft.	% Sq. Ft.	% Rental Income(1)	ended 6/30/09 (2)
1	201 Indianola Avenue, Phoenix AZ	97,145	2.9%	4.8%	4.8%
2	9797 Aero Drive, San Diego CA	94,272	2.9%	2.5%	1.9%
3	4560 Viewridge Road, San Diego CA	147,955	4.4%	4.2%	4.5%
4	9174 Sky Park Centre, San Diego CA	43,918	1.3%	1.4%	1.5%
5	5045 East Butler Ave, Fresno CA	531,976	16.1%	11.8%	15.0%
6	16194 West 45th Street, Golden CO	43,232	1.3%	2.0%	1.9%
7	7201 West Mansfield, Lakewood CO	71,208	2.2%	2.2%	2.3%
8	7301 West Mansfield, Lakewood CO	70,904	2.1%	2.1%	2.4%
9	7401 West Mansfield, Lakewood CO	70,884	2.1%	2.4%	2.5%
10	20 Massachusetts Avenue, Washington DC	339,541	10.3%	18.8%	18.3%
11	1 Corporate Boulevard, Atlanta, GA	37,554	1.1%	0.8%	0.7%
12	8 Corporate Boulevard, Atlanta GA	151,252	4.6%	4.9%	4.1%
13	10 Corporate Boulevard, Atlanta GA	32,828	1.0%	0.7%	0.6%
14	11 Corporate Boulevard, Atlanta GA	32,158	1.0%	0.7%	0.6%
15	12 Corporate Boulevard, Atlanta GA	99,084	3.0%	2.2%	2.1%
16	12 Executive Park Drive, Atlanta GA	128,390	3.9%	4.1%	4.1%
17	20400 Century Boulevard, Germantown MD	80,550	2.4%	1.7%	2.2%
18	1401 Rockville Pike, Rockville MD	188,444	5.7%	8.5%	8.8%
19	4201 Patterson Ave, Baltimore MD	84,674	2.6%	1.6%	1.3%
20	2645 and 2655 Long Lake Road, Roseville MN	61,426	1.9%	1.4%	1.2%
21	4241 & 4300 NE 34th Street, Kansas City MO	98,073	3.0%	1.9%	3.0%
22	130-138 Delaware Avenue, Buffalo NY	124,647	3.8%	3.8%	2.9%
23	110 Centerview Drive, Columbia SC	71,580	2.2%	1.3%	1.3%
24	701 Clay Rd., Waco TX	137,782	4.2%	2.8%	1.9%
25	5600 Columbia Pike, Falls Church VA	164,746	5.0%	4.8%	4.0%
26	2420 Stevens Center Place, Richland WA	92,914	2.8%	2.5%	2.8%
27	2430 Stevens Center Place, Richland WA	47,238	1.4%	1.3%	1.4%
28	882 TJ Jackson Drive, Falling Waters WV	36,818	1.1%	0.9%	0.3%
29	5353 Yellowstone Road, Cheyenne WY	122,647	3.7%	1.9%	1.6%
		3,303,840	100.0%	100.0%	100.0%

(1)	Rental income is the annualized rent from tenants pursuant to signed leases as of 6/30/2009, plus expense reimbursements; excludes lease value amortization.
(2)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for the calculation and reconciliation of NOI to Net Income.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual and company wide property level performance.  NOI excludes certain components from the calculation of net income in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

TENANT LIST

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (1)	Sq. Ft. (1)	Income (2)
	US Government:
1	Centers for Disease Control	481	15%	13%
2	Internal Revenue Service	532	16%	12%
3	Department of Justice	229	7%	12%
4	Immigration and Customs Enforcement	235	7%	11%
5	Federal Bureau of Investigation	191	6%	7%
6	Department of Energy	206	6%	6%
7	Food and Drug Administration	101	3%	5%
8	Defense Information Systems Agency	163	5%	5%
9	Bureau of Reclamation	142	4%	4%
10	Drug Enforcement Administration	148	4%	4%
11	Veteran’s Affairs	175	5%	4%
12	Department of the Interior	71	2%	2%
13	Environmental Protection Agency	43	1%	2%
14	Bureau of Land Management	123	4%	2%
15	Financial Management Service	88	3%	2%

	State Government:
1	State of Maryland Health & Human Services	85	3%	2%
2	State of Minnesota - Lottery	61	2%	1%
3	State of California - Department of Motor Vehicles & Department of Water Quality Control	44	1%	1%
4	State of South Carolina	72	2%	1%

	11 Non-government Tenants	89	3%	4%

	Subtotal Leased Square Feet	3,279	99%	100%

	Available for Lease	25	1%	—

	Total Square Feet	3,304	100.0%	100.0%

(1)

Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 6/30/2009, plus expense reimbursements; excludes lease value amortization.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

OCCUPANCY AND LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Properties	29	29	29	29	29
Total sq. ft. (1)	3,304	3,304	3,304	3,294	3,294
Percentage leased	99.3%	99.3%	99.3%	99.6%	99.5%

Leasing Activity (sq. ft.):
New leases	—	—	—	6	10
Renewals	4	37	197	—	97
Total	4	37	197	6	107

Capital Commitments (2):
New leases	$—	$—	$—	$18	$647
Renewals	8	—	480	—	112
Total	$8	$—	$480	$18	$759

Capital Commitments per Sq. Ft. (2):
New leases	$—	$—	$—	$3.28	$11.67
Renewals	$1.94	$—	$2.44	$—	$6.66
Total	$1.94	$—	$2.44	$3.28	$7.11

Weighted Average Lease Term by Sq. Ft. (years):
New leases	—	—	—	3.0	2.7
Renewals	3.7	5.0	5.0	—	5.0
Total	3.7	5.0	5.0	3.0	4.9

Capital Commitments per Sq. Ft. per Year:
New leases	$—	$—	$—	$1.10	$4.32
Renewals	$0.53	$—	$0.49	$—	$1.33
Total	$0.53	$—	$0.49	$1.10	$1.45

(1) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(2) Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Rental Income Expiring (2)	% of Rental Income Expiring	Cumulative % of Rental Income Expiring
2009	—	0.0%	0.0%	$—	0.0%	0.0%
2010	69	2.1%	2.1%	1,350	1.8%	1.8%
2011	598	18.2%	20.3%	11,153	14.9%	16.7%
2012	729	22.2%	42.5%	23,776	31.7%	48.4%
2013	647	19.8%	62.3%	13,458	18.0%	66.4%
2014	261	7.9%	70.2%	5,496	7.3%	73.7%
2015	447	13.7%	83.9%	8,146	10.9%	84.6%
2016	196	6.0%	89.9%	4,308	5.7%	90.3%
2017	138	4.2%	94.1%	2,117	2.8%	93.1%
2018	43	1.3%	95.4%	1,514	2.0%	95.1%
2019 and thereafter	151	4.6%	100.0%	3,679	4.9%	100.0%
Total	3,279	100.0%		$74,997	100.0%

Weighted average remaining lease term (in years)	4.5			4.5

(1)

Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 6/30/2009, plus expense reimbursements; excludes lease value amortization.